SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of the Earliest Event Reported): December 30, 2005


                       INTERNATIONAL IMAGING SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       000-25413              65-0854589
-------------------------------     ---------------------    ------------------
(State or other Jurisdiction of     (Commission File No.)      (IRS Employer
        Incorporation)                                       Identification No.)


  2419 Commercial Boulevard, Suite 307, Ft. Lauderdale, FL           33308
  --------------------------------------------------------         ----------
          (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (954) 772-5501
                                                           ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01. Entry into a Material Definitive Agreement.

         On December 30, 2005, we entered into an Limited Liability Company Interest Purchase Agreement (the "Purchase Agreement"), pursuant to which we sold to Steven Cinnante, an unaffiliated party (although a former production manager), ("Buyer"), all of the issued and outstanding membership interests of our subsidiary, Advanced Imaging Systems, LLC ("AIS"), for $100 in cash. The details of the sale, including all of the information required by Item 1.01 of this Current Report on Form 8-K (this "Report"), are set forth in Item 2.01 "Acquisition or Disposition of Assets" below, the contents of which are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

         The following is a summary of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement that is filed as an exhibit to this Report.

         Pursuant to the Purchase Agreement, on December 30, 2005, we sold to the Buyer all of the issued and outstanding membership interests of our subsidiary, Advanced Imaging Systems, LLC, for $100 in cash. The sole asset of AIS on the date of sale was the right to receive future commissions from an unrelated party in connection with certain sales by such party as a result of a prior sale agreement between AIS and such party whereby such party acquired all of AIS's assets relating to AIS's former commercial printing business. On the date of sale, AIS had outstanding liabilities of approximately $1,200,000.

         As a result of the sale of AIS, our principal businesses will consist of the marketing of plastic and paper cards, employee leasing and marketing of pre-owned photocopier machines, which businesses are carried out through our wholly owned subsidiaries, Accurate Images, Inc., Advanced Staffing International, Inc. and Renewable Assets, Inc., respectively. On April 13, 2004, our Board of Directors approved the spin-off of all of the shares of Renewable Assets, Inc. owned by us to our shareholders of record as of April 14, 2004. We have been unable to complete the spin-off as expected due to our inability to comply with certain regulatory requirements. We are attempting to effect such compliance but no assurance can be given that we will be successful. If the spin-off does not take effect, we will have to consider all of our strategic alternatives regarding such business, including the sale or other termination thereof.

Item 9.01. Financial Statements and Exhibits.

         (a)      Financial Statements.

                  None

         (b)      Pro Forma Financial Information (filed herewith)

                  (International Imaging Systems, Inc. for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

                  (1)   Pro Forma Consolidated Balance Sheet
                  (2)   Pro Forma Condensed Consolidated Statement of Operations

         (c)      Exhibits.

                  2.1 Limited Liability Company Interest Purchase Agreement, dated December 30, 2005, by and between International Imaging Systems, Inc. and Steven Cinnante (omitting all schedules and exhibits) *


--------------------------------------------------------------------------------
* The Registrant will furnish all omitted schedules and exhibits to the Purchase Agreement upon the request of the Securities and Exchange Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL IMAGING SYSTEMS, INC.

Date: December 30, 2005
                                       /s/ C. LEO SMITH
                                       -----------------------------------------
                                       C. Leo Smith
                                       Chief Executive Officer

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               SEPTEMBER 30, 2005

                                TABLE OF CONTENTS


PRO FORMA CONSOLIDATED BALANCE SHEET                                          1

PRO FORMA CONDENSED CONSOLIDATED
    STATEMENTS OF OPERATIONS                                                  2

NOTES TO PRO FORMA CONDENSED
    FINANCIAL STATEMENTS                                                    3-4


                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                               SEPTEMBER 30, 2005


                                     ASSETS

                                                                                       PRO FORMA
                                                                                       ADJUSTMENTS
                                                                HISTORICAL    -----------------------------      PRO FORMA
                                                                 BALANCES         DR                CR           BALANCES
                                                               ------------   ------------     ------------     ------------
CURRENT ASSETS:
    Cash                                                       $      9,630                    $      1,698(1)  $      7,932
    Accounts Receivable                                              60,108                                           60,108
    Net Assets of Discontinued Operations                            11,998                                           11,998
    Advances to Customer                                            355,214                                          355,214
                                                               ------------                                     ------------
              TOTAL CURRENT ASSETS                                  436,950                                          435,252

PROPERTY AND EQUIPMENT                                                4,654                                            4,654

OTHER ASSETS:
    Security Deposits                                                 4,051                                            4,051
                                                               ------------                                     ------------

TOTAL ASSETS                                                   $    445,655                                     $    443,957
                                                               ============                                     ============

                    LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
    Notes Payable - Current                                    $  1,043,085   $    368,725(1)                   $    674,360
    Accounts Payable                                                543,425        498,914(1)                         44,511
    Accrued Expenses                                                 36,539         36,539(1)                             --
                                                               ------------                                     ------------
              TOTAL CURRENT LIABILITIES                           1,623,049                                          718,871

NOTES PAYABLE - NON-CURRENT                                          18,386         18,386(1)                             --
                                                               ------------                                     ------------

TOTAL LIABILITIES                                                 1,641,435                                          718,871
                                                               ------------                                     ------------

SHAREHOLDERS' DEFICIENCY:
    Preferred Stock - $.001 Par Value -
      1,000 Shares Authorized; -0- Shares
        Issued and Outstanding
    Common Stock - $.001 Par Value -
      29,000,000 Shares Authorized;
      6,703,700 Shares Issued and Outstanding                         6,704                                            6,704
    Additional Paid-In Capital                                      278,959                                          278,959
    Accumulated Deficit                                          (1,481,443)                        920,866(1)      (560,577)
                                                               ------------                                     ------------
              TOTAL SHAREHOLDERS'
                  DEFICIENCY                                     (1,195,780)                                        (274,914)
                                                               ------------                                     ------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIENCY                                   $    445,655   $    922,564     $    922,564     $    443,957
                                                               ============   ============     ============     ============

See accompanying notes to financial statements.


                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2005
                                       AND
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)


                                     NINE MONTHS ENDED                                          YEAR ENDED
                                     SEPTEMBER 30, 2005                                       DECEMBER 31, 2004
                     -------------------------------------------------    ---------------------------------------------------------
                                         PROFORMA                                                PROFORMA
                                        ADJUSTMENTS                                             ADJUSTMENTS
                     HISTORICAL    ---------------------     PROFORMA      HISTORICAL    --------------------------       PROFORMA
                      BALANCES         DR         CR         BALANCES       BALANCES          DR            CR            BALANCES
                     ----------    --------    ---------    ----------    -----------    -----------    -----------     -----------
REVENUES             $  728,165    $ 54,947(2)              $  673,218    $ 2,796,936    $ 2,779,763(2)                 $    17,173

COST OF GOODS SOLD           --                                     --      2,156,773                     2,156,773(2)           --
                     ----------                             ----------    -----------                                   -----------

GROSS PROFIT            728,165                                673,218        640,163                                        17,173

GENERAL AND
  ADMINISTRATIVE
  EXPENSES            1,055,853                   33,824(2)  1,022,029      1,278,389                       539,401(2)      738,988

OTHER INCOME (LOSS)     (37,647)                  37,647(2)         --        171,885        171,885(2)                          --
                     ----------                             ----------    -----------                                   -----------
(LOSS) FROM
  CONTINUING
  OPERATIONS         $ (365,335)                            $ (348,811)   $  (466,341)                                  $  (721,815)
                     ==========                             ==========    ===========                                   ===========

BASIC AND DILUTED
  (LOSS) FROM
  CONTINUING
  OPERATIONS PER
  COMMON SHARE       $    (.061)                            $    (.058)   $     (.077)                                  $     (.120)
                     ==========                             ==========    ===========                                   ===========
WEIGHTED AVERAGE
  NUMBER OF BASIC
  AND DILUTED
  COMMON SHARES
  OUTSTANDING         6,029,400                              6,029,400      6,028,700                                     6,028,700
                     ==========                             ==========    ===========                                   ===========

See accompanying notes to financial statements.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A - BASIS OF PRESENTATION -

         On December 30, 2005, the Registrant sold, for $100, its interest in its subsidiary, Advanced Imaging Systems, LLC. At the date of the sale, the subsidiary had no assets and liabilities of approximately $1,200,000. Included in liabilities were $430,000 of "Exchangeable Notes" payable. The lenders have the option to receive payment in the form of common stock of the parent company. A total of 860,000 shares of parent company common stock could be issued in satisfaction of the indebtedness. The accompanying pro forma balance sheet includes a liability to these "Exchangeable Note" holders of $258,000. This amount was determined by reference to the current fair value of the parent company's common stock.

         The transaction resulted in a gain of approximately $920,000.

         The unaudited pro forma statements of operations of the Registrant for the year ended December 31, 2004 and the nine months ended September 30, 2005, give effect to certain adjustments that are directly attributable to the operations of the sold subsidiary as if the transaction was consummated as of January 1, 2004.

         The unaudited pro forma condensed balance sheet as of September 30, 2005 is presented as if the subsidiary sale had occurred on September 30, 2005.

         Advanced Imaging Systems, LLC was sold to the company's former production manager.

         In the opinion of the Registrant, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made. These pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the asset sale been consummated as of the dates indicated or the results that may be obtained in the future.

         These pro forma condensed financial statements and notes thereto should be read in conjunction with the Registrant's consolidated financial statements and the notes thereto as of and for the periods ended September 30, 2005 and December 31, 2004.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE B - PRO FORMA ADJUSTMENTS -

         1) To record reduction of assets and liabilities relating to sale of subsidiary.

         2) To record reversal of operating income and expenses attributable to the sold subsidiary.